                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                        Date of Report: September 9, 2003
                        ---------------------------------
                        (Date of earliest event reported)



              TOYOTA AUTO FINANCE RECEIVABLES LLC ON BEHALF OF THE
                   TOYOTA AUTO RECEIVABLES 2003-B OWNER TRUST
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       DELAWARE                                  333-103406                                95-4836519

(State or Other Jurisdiction             (Commission File Number)            (I.R.S. Employer Identification No.)
of Incorporation)

                          19001 S. Western Avenue, EF12
                           Torrance, California 90509

                           --------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (310) 468-7333



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ITEM 5. OTHER EVENTS

     On September 18, 2003, Toyota Auto Finance Receivables LLC ("TAFR LLC") and Toyota Motor Credit Corporation ("TMCC") entered into that certain Receivables Purchase Agreement dated as of September 1, 2003 (the "Receivables Purchase Agreement"), pursuant to which TMCC transferred to TAFR LLC certain retail installment sales contracts relating to certain new and used automobiles and light duty trucks (the "Receivables") and related property. On September 18, 2003, the Toyota Auto Receivables 2003-B Owner Trust, a Delaware statutory trust created pursuant to that certain Trust Agreement dated as of July 18, 2003, as amended and restated by the Amended and Restated Trust Agreement dated as of September 1, 2003 (collectively, the "Trust Agreement"), by and between TAFR LLC, as depositor and U.S. Bank Trust National Association, as Owner Trustee (the "Trust"), TAFR LLC, as seller, and TMCC, as servicer, entered into that certain Sale and Servicing Agreement dated as of September 1, 2003 (the "Sale and Servicing Agreement"), pursuant to which the Receivables and related property were transferred to the Trust. Also on September 18, 2003, the Trust caused the issuance, pursuant to an Indenture dated as of September 1, 2003 (the "Indenture"), by and between the Trust, as issuer, and The Bank of New York, as indenture trustee, and pursuant to the Sale and Servicing Agreement, of the Notes, issued in the following classes: the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes (collectively, the "Notes"). The Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, with an aggregate scheduled principal balance, as of September 18, 2003, of $1,271,000,000.00, were sold to J.P. Morgan Securities Inc., Lehman Brothers Inc., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Banc One Capital Markets, Inc., Barclays Capital Inc., Credit Suisse First Boston Corporation, Loop Capital Markets, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriters (the "Underwriters"), pursuant to an Underwriting Agreement dated as of September 9, 2003, by and between TAFR LLC, TMCC and the Underwriters. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-103406 and 333-103406-01).

     Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Sale and Servicing Agreement.

     Attached as Exhibit 1.1 is the Underwriting Agreement.

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EXHIBIT INDEX

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits

         The exhibit number corresponds with Item 601(a) of Regulation S-K.

         Exhibit No.       Description
         -----------       -----------

         Exhibit 1.1 Underwriting Agreement dated as of September 9, 2003, between TAFR LLC, TMCC and J.P. Morgan Securities Inc., Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated, on behalf of themselves and as representatives of the several Underwriters.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                           TOYOTA AUTO FINANCE RECEIVABLES LLC


                                           By: /s/ John F. Stillo
                                               -----------------------
                                               Name:  John F. Stillo
                                               Title: President

Date: September 17, 2003

                                            EXHIBIT INDEX


Item 601(a) of Regulation S-K

Exhibit No.         Description
-----------         -----------

Exhibit 1.1 Underwriting Agreement dated as of September 9, 2003, between TAFR LLC, TMCC and J.P. Morgan Securities Inc., Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated, on behalf of themselves and as representatives of the several Underwriters.